Execution Version 163113292_8 JOINDER TO THIRD AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT Joinder to Third Amended and Restated Guaranty and Security Agreement (this “Joinder”), dated as of August 31, 2022, to the Third Amended and Restated Guaranty and Security Agreement, dated as of April 3, 2020 (as amended, restated, supplemented, or otherwise modified from time to time, the “Guaranty and Security Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and BANK OF AMERICA, N.A. (“Bank of America”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”). W I T N E S S E T H: WHEREAS, pursuant to that certain Third Amended and Restated Credit Agreement dated as of April 3, 2020 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among TITAN MACHINERY INC., a Delaware corporation (“Titan Machinery”; together with any other borrower from time to time party thereto, each a “Borrower” and collectively, the “Borrowers”), the lenders party thereto from time to time as “Lenders” (each of such Lenders, together with its successors and assigns, is referred to hereinafter as a “Lender”), and BANK OF AMERICA, N.A., a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), whereby the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis; WHEREAS, Grantors have entered into the Guaranty and Security Agreement in order to induce the Lender Group and the Bank Product Providers to make certain financial accommodations to Borrower as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements; WHEREAS, pursuant to Section 5.11 of the Credit Agreement and Section 26 of the Guaranty and Security Agreement, certain Subsidiaries of Titan Machinery must execute and deliver certain Loan Documents, including this joinder to the Guaranty and Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”); and WHEREAS, each New Grantor (a) is a Subsidiary of Titan Machinery and, as such, will benefit by virtue of the financial accommodations extended to Borrowers by the Lender Group or the Bank Product Providers and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Loan Documents and the Bank Product Agreements;

163113292_8 NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows: 1. In accordance with Section 26 of the Guaranty and Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” and “Guarantor” under the Guaranty and Security Agreement with the same force and effect as if originally named therein as a “Grantor” and “Guarantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Guaranty and Security Agreement applicable to it as a “Grantor” or “Guarantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” or “Guarantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, each New Grantor hereby (a) jointly and severally unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guarantied Obligations, and (b) unconditionally grants, assigns, and pledges to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral. Each reference to a “Grantor” or “Guarantor” in the Guaranty and Security Agreement shall be deemed to include each New Grantor. The Guaranty and Security Agreement is incorporated herein by reference. 2. Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Pledged Companies”, Schedule 6, “Trademarks”, Schedule 7, Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers, Schedule 8, “Owned Real Property”, Schedule 9, “Deposit Accounts and Securities Accounts”, Schedule 10, “Controlled Account Banks”, Schedule 11, “List of Uniform Commercial Code Filing Jurisdictions”, and Schedule 12, “Motor Vehicles” attached hereto as Exhibit A supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, Schedule 10, Schedule 11, and Schedule 12 respectively, to the Guaranty and Security Agreement and shall be deemed a part thereof for all purposes of the Guaranty and Security Agreement. 3. Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents. 4. Each New Grantor represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights

163113292_8 generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity). 5. This Joinder is a Loan Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder. 6. The Guaranty and Security Agreement, as supplemented hereby, shall remain in full force and effect. 7. THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS. [Remainder of This Page Intentionally Left Blank]

JOINDER TO THIRD AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT (TITAN) SIGNATURE PAGE IN WITNESS WHEREOF, the parties hereto have caused this Third Amended and Restated Guaranty and Security Agreement to be executed and delivered as of the day and year first written above. NEW GRANTORS: HEARTLAND AGRICULTURE, LLC, an Iowa limited liability company By: /s/ Arnie Sinclair Name: Arnie Sinclair Title: President HEARTLAND AG KANSAS, LLC, a Kansas limited liability company By: /s/ Arnie Sinclair Name: Arnie Sinclair Title: President

163113292_8 AGENT: BANK OF AMERICA, N.A. By: /s/ Gregory Kress Name: Gregory Kress Title: Senior Vice President